North Star Micro Cap Fund

Class I Shares (Symbol: NSMVX)

North Star Dividend Fund

Class I Shares (Symbol: NSDVX)

North Star Opportunity Fund

Class A Shares (Symbol: NSOPX)

Class I Shares (Symbol: NSOIX)

Prospectus

June 7, 2013, as amended June 25, 2013

Advised by:

North Star Investment Management Corp.

20 N. Wacker Drive #1416

Chicago, IL 60606

www.nsinvestfunds.com                                                              1-855-580-0900

This Prospectus provides important information about the Funds that you should know before investing.  Please read it carefully and keep it for future reference.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

North Star Micro Cap Fund

North Star Dividend Fund

North Star Opportunity Fund

each a series of the Northern Lights Fund Trust II (the “Trust”)

TABLE OF CONTENTS

SUMMARY SECTION—NORTH STAR MICRO CAP FUND	2
SUMMARY SECTION—NORTH STAR DIVIDEND FUND	5
SUMMARY SECTION – NORTH STAR OPPORTUNITY FUND	8
INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	13
NORTH STAR MICRO CAP FUND	13
INVESTMENT OBJECTIVE	13
PRINCIPAL INVESTMENT STRATEGIES	13
GENERAL INVESTMENT POLICIES OF THE MICRO CAP FUND	14
PRINCIPAL RISKS OF INVESTING IN THE MICRO CAP FUND	14
NORTH STAR DIVIDEND FUND	15
INVESTMENT OBJECTIVE	15
PRINCIPAL INVESTMENT STRATEGIES	15
GENERAL INVESTMENT POLICIES OF THE DIVIDEND FUND	16
PRINCIPAL RISKS OF INVESTING IN THE DIVIDEND FUND	16
NORTH STAR OPPORTUNITY FUND	17
INVESTMENT OBJECTIVE	17
PRINCIPAL INVESTMENT STRATEGIES	17
GENERAL INVESTMENT POLICIES OF THE OPPORTUNITY FUND	18
PRINCIPAL RISKS OF INVESTING IN THE OPPORTUNITY FUND	18
PORTFOLIO HOLDINGS INFORMATION	20
MANAGEMENT OF THE FUNDS	20
THE ADVISER	20
PORTFOLIO MANAGERS	21
RELATED PERFORMANCE INFORMATION OF THE ADVISER	22
THE ADMINISTRATOR	24
SHAREHOLDER INFORMATION	24
SHARE PRICE	24
CHOOSING A SHARE CLASS	25
MORE ABOUT CLASS I SHARES	25
MORE ABOUT CLASS A SHARES	25
HOW TO PURCHASE SHARES	28
HOW TO REDEEM SHARES	29
REDEMPTION FEE	32
TOOLS TO COMBAT FREQUENT TRANSACTIONS	32
DISTRIBUTION OF FUND SHARES	33
DISTRIBUTIONS AND TAXES	34
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	34
FINANCIAL HIGHLIGHTS	35

Summary Section—North Star Micro Cap Fund

Investment Objective.  The investment objective of the North Star Micro Cap Fund (the “Micro Cap Fund”) is capital appreciation and, secondarily, to derive income from short term liquid securities.

Fees and Expenses of the Micro Cap Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and Service (Rule 12b-1) Fees	0.00%
Other Expenses(1)	0.41%
Total Annual Fund Operating Expenses	1.41%

(1)

These expenses are based on estimated amounts for the Micro Cap Fund's current fiscal year.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Micro Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Micro Cap Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years
Class I	$144	$446

Portfolio Turnover.  The Micro Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Micro Cap Fund’s performance.

Principal Investment Strategies.  Under normal market conditions, the Micro Cap Fund seeks to achieve its investment objective of capital appreciation by investing at least 80% of the Micro Cap Fund’s net assets in micro-cap companies. For purposes of this investment strategy, the Micro Cap Fund considers micro-cap companies as companies with market capitalizations under $500 million at the time of purchase.

The Micro Cap Fund generally invests between 80-100% of the Micro Cap Fund’s assets in equity securities of U.S. companies that the Adviser believes are currently undervalued and have the potential for capital appreciation. The equity securities bought by the Micro Cap Fund will typically be purchased at a low price relative to book value. The Micro Cap Fund invests primarily in common stocks. A stock price is undervalued, or is a “value,” when it trades at less than the price at which the Adviser believes it would trade if the market reflected all factors relating to the company’s worth.

Principal Risks.  Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Micro Cap Fund.  The principal risks of investing in the Micro Cap Fund are:

•

Equity Market Risk.  The risk that common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

•

General Market Risk.  The risk that the value of the Micro Cap Fund’s shares will fluctuate based on the performance of the Micro Cap Fund’s investments and other factors affecting the securities markets generally.

•

Small- and Micro-Cap Company Risk.  The risk that the securities of small-cap and micro-cap companies may be more volatile and less liquid than the securities of companies with larger market capitalizations.  These small-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large- or mid-cap companies, and, therefore, their securities tend to be more volatile than the securities of larger, more established companies.

•

Value Style Investing Risk.  The Adviser follows an investing style that favors value investments. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Micro Cap Fund may underperform other funds that use different investing styles.

Performance.  The bar chart illustrates the risks of investing in the Micro Cap Fund by showing how the Micro Cap Fund’s average annual returns through December 31, 2012 compare with those of a broad measure of market performance.  Remember, the Micro Cap Fund’s past performance, before and after taxes, is not necessarily an indication of how the Micro Cap Fund will perform in the future.  The Micro Cap Fund is the successor to the Kuby Gottlieb Special Value Fund, L.P. (the “Predecessor Micro Cap Fund”), which transferred its assets to the Micro Cap Fund in connection with the Micro Cap Fund’s commencement of operations. The Predecessor Micro Cap Fund was managed by the same adviser who currently manages the Micro Cap Fund, and had substantially similar investment objectives and strategies to those of the Micro Cap Fund. The performance includes the performance of the Predecessor Micro Cap Fund prior to the commencement of the Micro Cap Fund’s operations. The Predecessor Micro Cap Fund’s performance has been adjusted to reflect the annual deduction of fees and expenses applicable to the Class I Shares. The Predecessor Micro Cap Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”). If the Predecessor Micro Cap Fund had been registered under the 1940 Act, its performance may have been different.  Past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.nsinvestfunds.com or by calling the Micro Cap Fund toll-free at 1-855-580-0900.

Class I Shares

Calendar Year Returns as of December 31,

The calendar year-to-date return for the Micro Cap Fund’s Class I shares as of March 31, 2013 was 9.84%.  During the period shown in the bar chart, the best performance for a quarter was 26.46% (for the quarter ended June 30, 2009).  The worst performance was -24.24% (for the quarter ended December 31, 2008).

Average Annual Total Returns For the Periods Ended December 31, 2012(1)	One Year	Five Years	Ten Years
Class I Shares
Return Before Taxes	12.15%	3.84%	10.29%
Return After Taxes on Distributions	12.15%	3.84%	10.29%
Return After Taxes on Distributions and Sale of Fund Shares	7.90%	3.30%	9.21%
Russell 2000 Total Return Index (reflects no deduction for fees, expenses or taxes)	16.35%	3.56%	9.72%

(1)

This performance information reflects the performance of the Predecessor Micro Cap Fund and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Micro Cap Fund.

After tax returns depend on an investor’s tax situation and may differ from those shown.  After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes.  The after-tax returns shown may not be relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions) but assumes that Fund shares are still held at the end of the period.

Investment Adviser.  North Star Investment Management Corp. serves as the Micro Cap Fund’s investment adviser.

Portfolio Managers.  The following individuals serve as the Micro Cap Fund’s portfolio managers:

Portfolio Managers	Primary Title	With the Micro Cap Fund since
Eric Kuby	Chief Investment Officer of the Adviser since 2005; he has managed the Predecessor Micro Cap Fund since 1998.	April 2013
Peter Gottlieb	Founder and President of the Adviser since 2003; he has managed the Predecessor Micro Cap Fund since 1998.	April 2013

Purchase and Sale of Fund Shares.  You may conduct transactions by mail (North Star Micro Cap Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha NE 68130), or by telephone at 1-855-580-0900.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial investment in Class I shares is $5,000, with a minimum subsequent investment of $500.

Tax Information.  The Micro Cap Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Micro Cap Fund and its related companies may pay the intermediary for the sale of Micro Cap Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Micro Cap Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section—North Star Dividend Fund

Investment Objective.  The primary investment objective of the North Star Dividend Fund (the “Dividend Fund”) is to generate dividend income and the secondary objective is to seek capital appreciation.

Fees and Expenses of the Dividend Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Dividend Fund.

Shareholder Fees (fees paid directly from your investment)	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and Service (Rule 12b-1) Fees	0.00%
Other Expenses(1)	0.41%
Total Annual Fund Operating Expenses	1.41%

(1)These expenses are based on estimated amounts for the Dividend Fund's current fiscal year.

Example.  This Example is intended to help you compare the cost of investing in the Dividend Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Dividend Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Dividend Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years
Class I	$144	$446

Portfolio Turnover.  The Dividend Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Dividend Fund’s performance.

Principal Investment Strategies.  Under normal market conditions, the Dividend Fund seeks to achieve its investment objective by investing at least 80% of the Dividend Fund’s net assets in a diversified portfolio of dividend paying securities.  The Dividend Fund will invest in companies with market capitalizations under $1 billion.

In general, the Dividend Fund intends to invest within a potentially wide range of net exposures of companies that pay dividends, meaning that normally it expects to invest approximately 80% to 100% of its net assets in net long positions in securities that the Adviser deems to be under-priced. Target position sizes will range from 1% to 5% of the Dividend Fund’s net assets.  The Dividend Fund’s “dividend” strategy consists, to a significant degree, of seeking companies with market capitalizations of less than $1 billion that pay dividends, have a history of paying dividends and increasing dividends, high free cash flow and attractive enterprise value relative to Earnings Before Interest Tax Depreciation and Amortization (“EBITDA”).

Principal Risks.  Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Dividend Fund.  The principal risks of investing in the Dividend Fund are:

•

Equity Market Risk.  The risk that common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

•

General Market Risk.  The risk that the value of the Dividend Fund’s shares will fluctuate based on the performance of the Dividend Fund’s investments and other factors affecting the securities markets generally.

•

Value Style Investing Risk.  The Adviser follows an investing style that favors value investments. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Dividend Fund may underperform other funds that use different investing styles.

•

Smaller Capitalization Risk: Smaller capitalization companies may have a narrower geographic and product/service focus and be less well known to the investment community, resulting in more volatile share prices and a lack of market liquidity.

•

Mid-Capitalization Company Risk:  The risk that the mid-cap companies in which the Dividend Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies.  In particular, these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group.  Therefore, mid-cap stocks may be more volatile than those of larger companies.

Performance.  The bar chart illustrates the risks of investing in the Dividend Fund by showing how the Dividend Fund’s average annual returns through December 31, 2012 compare with those of a broad measure of market performance.  Remember, the Dividend Fund’s past performance, before and after taxes, is not necessarily an indication of how the Dividend Fund will perform in the future.  The Dividend Fund is the successor to the North Star Dividend Fund, L.P. (the “Predecessor Dividend Fund”), which transferred its assets to the Dividend Fund in connection with the Dividend Fund’s commencement of operations. The Predecessor Dividend Fund was managed by the same adviser who currently manages the Dividend Fund, and had substantially similar investment objectives and strategies to those of the Dividend Fund. The performance includes the performance of the Predecessor Dividend Fund prior to the commencement of the Dividend Fund’s operations. The Predecessor Dividend Fund’s performance has been adjusted to reflect the annual deduction of fees and expenses applicable to the Class I Shares. The Predecessor Dividend Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”). If the Predecessor Dividend Fund had been registered under the 1940 Act, its performance may have been different.  Past performance, both before and after taxes, does not necessarily indicate how the Dividend Fund will perform in the future. Updated performance information is available on the Dividend Fund’s website at www.nsinvestfunds.com or by calling the Dividend Fund toll-free at 1-855-580-0900.

Class I Shares

Calendar Year Returns as of December 31,

The calendar year-to-date return for the Dividend Fund’s Class I shares as of March 31, 2013 was 8.02%.  During the period shown in the bar chart, the best performance for a quarter was 10.68% (for the quarter ended December 31, 2011).  The worst performance was -11.81% (for the quarter ended September 30, 2011).

Average Annual Total Returns For the Periods Ended December 31, 2012(1)	One Year	Since Inception (2/1/2010)(2)
Class I Shares
Return Before Taxes	13.86%	14.60%
Return After Taxes on Distributions	13.86%	14.60%
Return After Taxes on Distributions and Sale of Fund Shares	9.01%	12.63%
Russell 2000 Total Index (reflects no deduction for fees, expenses or taxes)	16.35%	13.63%

(1)

This performance information reflects the performance of the Predecessor Dividend Fund and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Dividend Fund.

(2)

Inception date of Predecessor Dividend Fund.

After tax returns depend on an investor’s tax situation and may differ from those shown.  After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes.  The after-tax returns shown may not be relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions) but assumes that Fund shares are still held at the end of the period.

Investment Adviser.  North Star Investment Management Corp. serves as the Dividend Fund’s investment adviser.

Portfolio Managers.  The following individuals serve as the Dividend Fund’s portfolio managers:

Portfolio Managers	Primary Title	With the Dividend Fund since
Eric Kuby	Chief Investment Officer of the Adviser since 2005; has managed the Predecessor Dividend Fund since 2010.	April 2013
Peter Gottlieb	Founder and President of the Adviser since 2003; has managed the Predecessor Dividend Fund since 2010.	April 2013

Purchase and Sale of Fund Shares.  You may conduct transactions by mail (North Star Dividend Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha NE 68130), or by telephone at 1-855-580-0900.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial investment in Class I shares is $5,000, with a minimum subsequent investment of $500.

Tax Information.  The Dividend Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Dividend Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Dividend Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section – North Star Opportunity Fund

Investment Objective.  The investment objective of the North Star Opportunity Fund (the “Opportunity Fund”) is long-term capital appreciation.

Fees and Expenses of the Opportunity Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Opportunity Fund. You may qualify for sales charge discounts on Class A shares if you invest, or agree to invest in the future, at least $100,000 in the Opportunity Fund.  More information about these and other discounts is available from your financial professional and under “Shareholder Information – More About Class A Shares” beginning on page 25 of this Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)	1.00%(1)	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses	0.79%	0.79%
Total Annual Fund Operating Expenses	2.04%	1.79%
Fee Waiver/Expense Reimbursement	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	1.99%	1.74%

(1) Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a 1.00% charge applies to certain redemptions made within twelve months, following purchases of $1 million or more without an initial sales charge.

(2) Pursuant to an operating expense limitation agreement between North Star Investment Management Corp. (the “Adviser”) and the Opportunity Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Opportunity Fund to ensure that Total Annual Fund Operating Expenses for the Opportunity Fund (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs,  (such as interest and dividend expense on securities sold short) do not exceed 1.99%, and 1.74% of the Opportunity Fund’s average net assets, for Class A and Class I shares, respectively, through April 30, 2014.  This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees.  The Adviser is permitted to seek reimbursement from the Opportunity Fund, subject to limitations, for fees it waived and Opportunity Fund expenses it paid.  The Adviser is permitted to seek reimbursement from the Opportunity Fund for the prior three fiscal years, as long as the reimbursement does not cause the Opportunity Fund’s operating expenses to exceed the expense cap.

Example.  This Example is intended to help you compare the cost of investing in the Opportunity Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Opportunity Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Opportunity Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$765	$1,173	$1,606	$2,804
Class I	$177	$558	$965	$2,101

Portfolio Turnover.  The Opportunity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Opportunity Fund’s performance.  From the Opportunity Fund’s commencement of operations, December 15, 2011, through November 30, 2012 the Opportunity Fund’s portfolio turnover rate was 59% of the average value of the portfolio.

Principal Investment Strategies.  The Adviser is responsible for developing, constructing and monitoring the asset allocation and portfolio strategy for the Opportunity Fund.  The Adviser intends to use a “best ideas” investment strategy, as described below, coupled with market and industry risk management through limiting position sizes and maintaining low levels of concentration within any particular industry.  The Opportunity Fund may invest in long positions in publicly traded or private equities of any market capitalization, primarily common stock and American Depositary Receipts (“ADRs”), as well as preferred stock and certain convertible securities. The universe of investible securities is considered “micro to macro”, from small and micro Cap companies to the largest global corporations.  In general, the Opportunity Fund intends to invest within a potentially wide range of net exposures, meaning that normally it expects to invest approximately 80 - 100% of its net assets in net long positions in securities that it deems to be underpriced. Target position sizes will range from 1% to 3% of the Opportunity Fund’s net assets, for individual stocks and up to 25% for macroeconomic themes.  The Opportunity Fund’s investment “best ideas” strategy consists, to a significant degree, of seeking companies with a high free cash flow and attractive enterprise value relative to Earnings Before Interest Tax Depreciation and Amortization (“EBITDA”); event driven special opportunities and short term trading opportunities.  By “enterprise value,” the Adviser means the market value of a company plus the value of such company’s outstanding debt. The Opportunity Fund’s capital will be dedicated to opportunistic trading situations based on its view of a particular company, market or security, which may result in a high frequency of transactions.  In addition, the Opportunity Fund intends to invest in fixed income securities, with a focus on corporate and U.S. government bonds, notes and debentures and convertible debt. The Opportunity Fund may invest in fixed income securities that are investment grade (i.e., rated at the time of purchase in one of the four highest categories by a nationally recognized statistical rating organization, or determined by the portfolio manager to be of comparable quality) as well as those that are below investment grade, which are commonly referred to as “high yield” or “junk” bonds” without limitation. When market conditions or other considerations justify, the Opportunity Fund may also devote a substantial amount of its capital to cash, cash equivalents or short-term obligations of the U.S. government, its agencies and instrumentalities.

Principal Risks.  Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Opportunity Fund.  The principal risks of investing in the Opportunity Fund are:

•

Credit Risk. An issue or guarantor of a debt security, or the counterparty to a derivatives contract or a loan may fail to make timely payment of interest or principal or otherwise honor its obligations. A decline in an issuer’s credit rating for any reason can cause the price of its bonds to go down. Since the Opportunity Fund can invest in lower-quality debt securities considered speculative in nature, this risk may be substantial.

•

Equity Market Risk.  The risk that common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

•

Fixed Income Securities Risks.  Fixed income securities are subject to the risk that securities could lose value because of interest rate changes.  Fixed income securities with longer maturities are subject to greater price shifts as a result of interest rate changes than fixed income securities with shorter maturities.  Fixed income securities are also subject to prepayment and credit risks.

•

.Flexible Strategy Risk. The Opportunity Fund uses a variety of investment strategies to provide a positive total return regardless of market conditions. The Adviser does not attempt to keep the portfolio structure or the Opportunity Fund’s performance consistent with any designated stock, bond or market index, and during times of market rallies, the Opportunity Fund may not perform as well as other funds that seek to outperform an index. Over time, the investment performance of flexible strategies is typically substantially independent of longer term movements in the stock and bond market. Interest rate levels and currency valuations will not always respond as the Adviser expects and portfolio securities may remain over- or under-valued.

•

Foreign Securities and Currency Risk.  The risk of investments in foreign companies involve certain risks not generally associated with investments in the securities of U.S. companies, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure international banks or securities depositories than those in the U.S. and foreign controls on investment.  In addition, individual international country economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.  These risks may be greater in emerging markets and in less developed countries.

•

General Market Risk.  The risk that the value of the Opportunity Fund’s shares will fluctuate based on the performance of the Opportunity Fund’s investments and other factors affecting the securities markets generally.

•

High-Yield Debt Securities Risk.  The risk that high-yield debt securities or “junk bonds” are subject to a greater risk of loss of income and principal than higher-grade debt securities, and are speculative in nature.  Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy.

•

High Portfolio Turnover Risk.  The risk that a high portfolio turnover rate has the potential to result in the realization by the Opportunity Fund and distribution to shareholders of a greater amount of gains than if the Opportunity Fund had a low portfolio turnover rate, which may lead to a higher tax liability.

•

Large-Cap Company Risk.  The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.

•

Municipal Securities Risk. Municipal securities are subject to credit risk where a municipal issuer of a security might not make interest and principal payments on a security as they come due. A downgrade in the issuer’s or security’s credit rating can reduce the market value of the security. Municipal securities are also subject to interest rate risk.

•

REIT Risk. A real estate investment trust (a “REIT”) is a separately managed trust that makes investments in various real estate businesses. The real estate industry is particularly sensitive to: (i) economic factors, such as interest rate changes, tight credit markets, or recessions; (ii) over-building in one particular area, changes in zoning laws, or changes in neighborhood values; (iii) increases in property taxes; (iv) casualty and condemnation losses; and (v) regulatory limitations on rents. The value of real property, and the REITs that invest in it, may decrease during periods of volatility in the credit markets.

•

REITs may expose a fund to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.

•

Small- and Micro-Cap Company Risk.  The risk that the securities of small-cap and micro-cap companies may be more volatile and less liquid than the securities of companies with larger market capitalizations.  These small-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large- or mid-cap companies, and, therefore, their securities tend to be more volatile than the securities of larger, more established companies.

•

American Depositary Receipt (ADR) Risk. ADRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.  In addition, investments in ADRs may be less liquid than the underlying securities in their primary trading market.

Performance.  The bar chart illustrates the risks of investing in the Opportunity Fund by showing how the Opportunity Fund’s average annual returns through December 31, 2012 compare with those of a broad measure of market performance.  Remember, the Opportunity Fund’s past performance, before and after taxes, is not necessarily an indication of how the Opportunity Fund will perform in the future.  The Opportunity Fund is the successor to the North Star Opportunity Fund, L.P. (the “Predecessor Opportunity Fund”), which transferred its assets to the Opportunity Fund in connection with the Opportunity Fund’s commencement of operations. The Predecessor Opportunity Fund was managed by the same adviser who currently manages the Opportunity Fund, and had substantially similar investment objectives and strategies to those of the Opportunity Fund. The performance includes the performance of the Predecessor Opportunity Fund prior to the commencement of the Opportunity Fund’s operations. The Predecessor Opportunity Fund’s performance has been adjusted to reflect the annual deduction of fees and expenses applicable to the Class I Shares. The Predecessor Opportunity Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”). If the Predecessor Opportunity Fund had been registered under the 1940 Act, its performance may have been different.  Past performance, both before and after taxes, does not necessarily indicate how the Opportunity Fund will perform in the future. Updated performance information is available on the Opportunity Fund’s website at www.nsinvestfunds.com or by calling the Fund toll-free at 855-580-0900

Class I Shares1

Calendar Year Returns as of December 31,

During the period shown in the bar chart, the best performance for a quarter was 34.03% (for the quarter ended June 30, 2009).  The worst performance was -30.93% (for the quarter ended December 31, 2008).

The year to date performance of the Opportunity Fund through March 31, 2013 is 9.78%.

1 The returns shown in the bar chart are for Class I shares.  The performance of Class A shares will differ due to differences in expenses and sales load charges.

Average Annual Total Returns for the periods ended December 31, 2012

	One Year	Five Years	Since Inception
Class I Shares*
Return Before Taxes	11.06%	1.71%	2.49%
Return After Taxes on Distributions	10.02%	1.52%	2.33%
Return After Taxes on Distributions and Sale of Fund Shares	7.86%	1.40%	2.08%
Class A Shares**
Return Before Taxes	4.66%	-	7.57%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	2.29%

*Includes the performance of the Predecessor Opportunity Fund which commenced operations on December 31, 2006.

**Class A shares commenced operations on December 15, 2011.

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and may differ from those shown. If you own shares of the Opportunity Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment.  A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

The S&P 500® Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Unlike the Opportunity Fund’s returns, however, they do not reflect any fees or expenses. An investor cannot invest directly in an index.

Investment Adviser.  North Star Investment Management Corp. serves as the Opportunity Fund’s investment adviser.

Portfolio Managers.  The following individuals serve as the Opportunity Fund’s portfolio managers:

Portfolio Managers	Primary Title	With the Opportunity Fund since:
Eric Kuby	Chief Investment Officer of the Adviser since 2005; has managed the Predecessor Fund since 2007.	December 2011
Brad Cohen	Portfolio Manager of the Adviser since 2006; has managed the Predecessor Fund since 2007.	December 2011
Peter Gottlieb	Founder and President of the Adviser since 2003.	December 2011
Sheldon Goodman	Portfolio Manager of the Adviser since 2003.	December 2011

Purchase and Sale of Fund Shares.  You may conduct transactions by mail (North Star Opportunity Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha NE 68130), or by telephone at 1-855-580-0900.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial investment in Class I shares is $5,000, with a minimum subsequent investment of $500. The minimum initial investment in Class A shares is $500 for IRAs and $2,500 for all other accounts, with a minimum subsequent investment of $100 for IRAs and $500 for all other accounts.

Tax Information.  The Opportunity Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Opportunity Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Opportunity Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

North Star Micro Cap Fund

Investment Objective

The investment objective of the Micro Cap Fund is capital appreciation and, secondarily, to derive income from short term liquid securities.

Principal Investment Strategies

Under normal market conditions, the Micro Cap Fund seeks to achieve its investment objective of capital appreciation by investing at least 80% of the Micro Cap Fund’s net assets in micro-cap companies. For purposes of this investment strategy, the Micro Cap Fund considers micro-cap companies as companies with market capitalizations under $500 million at the time of purchase.

The Micro Cap Fund generally invests between 80-100% of the Micro Cap Fund’s assets in equity securities of U.S. companies that the Adviser believes are currently undervalued and have the potential for capital appreciation. The equity securities bought by the Micro Cap Fund will typically be purchased at a low price relative to book value. The Micro Cap Fund invests primarily in common stocks. A stock price is undervalued, or is a “value,” when it trades at less than the price at which the Adviser believes it would trade if the market reflected all factors relating to the company’s worth.

The Micro Cap Fund’s investment process is to screen for public traded companies with market values of $500 million or less and then identify companies that generate a high level of free cash flow on a normalized basis.  Additionally, the Adviser will focus on companies that have strong or improving balance sheets and review trading volume to ensure adequate liquidity.  Before purchasing, the average trading volume is considered in relation to position size.  The Adviser will establish a position size between 1-5% for investments that meet the criteria described above.  The Adviser will liquidate or reduce a position size if the valuation of the stock appears too expensive, if financial results do not meet the Adviser’s expectations, if the original rationale for purchasing is no longer valid, or the position size becomes too large.

General Investment Policies of the Micro Cap Fund

Temporary or Cash Investments.   Under normal market conditions, the Micro Cap Fund will stay fully invested according to its principal investment strategies as noted above.  The Micro Cap Fund, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions.  This may result in the Micro Cap Fund not achieving its investment objectives during that period.

For longer periods of time, the Micro Cap Fund may hold a substantial cash position.  If the market advances during periods when the Micro Cap Fund is holding a large cash position, the Micro Cap Fund may not participate to the extent it would have if the Micro Cap Fund had been more fully invested.  To the extent that the Micro Cap Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Micro Cap Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Change in Investment Objective and Strategies.  The Micro Cap Fund’s investment objective may be changed without the approval of the Fund’s shareholders upon 60 days’ written notice to shareholders.

Principal Risks of Investing in the Micro Cap Fund

Before investing in the Micro Cap Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take.  Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Micro Cap Fund.  The value of your investment in the Micro Cap Fund will go up and down with the prices of the securities in which the Micro Cap Fund invests.  The principal risks of investing in the Micro Cap Fund are:

Equity Market Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  These investor perceptions are based on various and unpredictable factors including expectations regarding: government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.  If you held common stock of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors of such issuers.

General Market Risk.  The market value of a security may move up or down, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.  Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.  U.S. and international markets have experienced significant volatility since 2008.  The fixed income markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties.  Concerns have spread to domestic and international equity markets.  In some cases, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company.  As a result of this significant volatility, many of the following risks associated with an investment in the Micro Cap Fund may be increased.  The U.S. government has taken numerous steps to alleviate these market concerns.  However, there is no assurance that such actions will be successful.  Continuing market problems may have adverse effects on the Micro Cap Fund.

Small- and Micro-Cap Company Risk.  Generally, small- and micro-cap, and less seasoned companies, have more potential for rapid growth.  They also often involve greater risk than large- or mid-cap companies, and these risks are passed on to the Micro Cap Fund.  These smaller-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large- or mid-cap companies, and, therefore, their securities tend to be more volatile than the securities of larger, more established companies, making them less liquid than other securities.  Small- and micro-cap company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks.  Because of this, if the Micro Cap Fund wants to sell a large quantity of a smaller-cap company’s stock, it may have to sell at a lower price than the Adviser might prefer, or it may have to sell in smaller than desired quantities over a period of time.  An investment in the Micro Cap Fund that is subject to these risks may be more suitable for long-term investors who are willing to bear the risk of these fluctuations.

Value Style Investing Risk. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

North Star Dividend Fund

Investment Objective

The primary investment objective of the Dividend Fund is to generate dividend income and the secondary objective is to seek capital appreciation.

Principal Investment Strategies

Under normal market conditions, the Dividend Fund seeks to achieve its investment objective by investing at least 80% of the Dividend Fund’s net assets in a diversified portfolio of dividend paying securities.  The Dividend Fund will invest in companies with market capitalizations under $1 billion.

In general, the Dividend Fund intends to invest within a potentially wide range of net exposures of companies that pay dividends, meaning that normally it expects to invest approximately 80% to 100% of its net assets in net long positions in securities that the Adviser deems to be under-priced. Target position sizes will range from 1% to 5% of the Dividend Fund’s net assets.  The Dividend Fund’s “dividend” strategy consists, to a significant degree, of seeking companies with market capitalizations of less than $1 billion that pay dividends, have a history of paying dividends and increasing dividends, high free cash flow and attractive enterprise value relative to Earnings Before Interest Tax Depreciation and Amortization (“EBITDA”).

The Dividend Fund’s investment process is to screen for public traded companies with market values of $1 billion or less, identify companies that pay a meaningful dividend and then identify companies that generate a high level of free cash flow on a normalized basis.  Additionally, the Adviser will focus on companies that have strong or improving balance sheets and review trading volume to ensure adequate liquidity.  Before purchasing, the average trading volume is considered in relation to position size.  The Adviser will liquidate or reduce a position size if the valuation of the stock appears too expensive, if financial results or dividend payments do not meet the Adviser’s expectations, if the original rationale for purchasing is no longer valid, if the stock is no longer trading at a reasonable valuation multiple or if the position size becomes too large.

General Investment Policies of the Dividend Fund

Temporary or Cash Investments.   Under normal market conditions, the Dividend Fund will stay fully invested according to its principal investment strategies as noted above.  The Dividend Fund, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions.  This may result in the Dividend Fund not achieving its investment objectives during that period.

For longer periods of time, the Dividend Fund may hold a substantial cash position.  If the market advances during periods when the Dividend Fund is holding a large cash position, the Dividend Fund may not participate to the extent it would have if the Dividend Fund had been more fully invested.  To the extent that the Dividend Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Dividend Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Change in Investment Objective and Strategies.  The Dividend Fund’s investment objective may be changed without the approval of the Dividend Fund’s shareholders upon 60 days’ written notice to shareholders.

Principal Risks of Investing in the Dividend Fund

Before investing in the Dividend Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take.  Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Dividend Fund.  The value of your investment in the Dividend Fund will go up and down with the prices of the securities in which the Dividend Fund invests.  The principal risks of investing in the Dividend Fund are:

Equity Market Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  These investor perceptions are based on various and unpredictable factors including expectations regarding: government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.  If you held common stock of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors of such issuers.

General Market Risk.  The market value of a security may move up or down, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.  Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.  U.S. and international markets have experienced significant volatility since 2008.  The fixed income markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties.  Concerns have spread to domestic and international equity markets.  In some cases, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company.  As a result of this significant volatility, many of the following risks associated with an investment in the Dividend Fund may be increased.  The U.S. government has taken numerous steps to alleviate these market concerns.  However, there is no assurance that such actions will be successful.  Continuing market problems may have adverse effects on the Dividend Fund.

Value Style Investing Risk. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

Smaller Capitalization Risk. As compared to companies with larger market capitalizations, smaller capitalization companies may target narrower geographic regions, have shallower market penetrations, offer less diverse product or service lines, lack management depth, and, generally speaking, have fewer resources. There may also be less public information available about them. Moreover, the securities of such smaller companies are often less well known to the investment community and therefore have less market liquidity; as a result, their stock prices may be more volatile and react more strongly to changes in the marketplace. Generally, these risks increase as the size of a company’s market capitalization falls.

Mid-Capitalization Risk.  Generally, mid-cap companies may have more potential for growth than large-cap companies.  Investing in mid-cap companies, however, may involve greater risk than investing in large-cap companies.  Mid-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large-cap companies and, therefore, their securities may be more volatile than the securities of larger, more established companies, making them less liquid than other securities.  Mid-cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks.  Because of this, if the Dividend Fund wants to sell a large quantity of a mid-cap company’s stock, it may have to sell at a lower price than the Advisor or Sub-Advisor might prefer, or it may have to sell in smaller than desired quantities over a period of time.

North Star Opportunity Fund

Investment Objective

The investment objective of the Opportunity Fund is long-term capital appreciation.

Principal Investment Strategies

The Adviser is responsible for developing, constructing and monitoring the asset allocation and portfolio strategy for the Opportunity Fund.  The Adviser intends to use a “best ideas” investment strategy, as described below, coupled with market and industry risk management through limiting position sizes and maintaining low levels of concentration within any particular industry.  The Opportunity Fund may invest in long positions in publicly traded or private equities of any market capitalization, primarily common stock and American Depositary Receipts (“ADRs”), as well as preferred stock and certain convertible securities. The universe of investible securities is considered “micro to macro”, from small and micro cap companies to the largest global corporations.  In general, the Opportunity Fund intends to invest within a potentially wide range of net exposures, meaning that normally it expects to invest approximately 80 - 100% of its net assets in net long positions in securities that it deems to be underpriced. Target position sizes will range from 1% to 3% of the Opportunity Fund’s net assets, for individual stocks and up to 25% for macroeconomic themes.  The Opportunity Fund’s investment “best ideas” strategy consists, to a significant degree, of seeking companies with a high free cash flow and attractive enterprise value relative to Earnings Before Interest Tax Depreciation and Amortization (“EBITDA”); event driven special opportunities and short term trading opportunities.  By “enterprise value,” the Adviser means the market value of a company plus the value of such company’s outstanding debt. The Opportunity Fund’s capital will be dedicated to opportunistic trading situations based on its view of a particular company, market or security, which may result in a high frequency of transactions.  In addition, the Opportunity Fund intends to invest in fixed income securities, with a focus on corporate and U.S. government bonds, notes and debentures and convertible debt. The Opportunity Fund may invest in fixed income securities that are investment grade (i.e., rated at the time of purchase in one of the four highest categories by a nationally recognized statistical rating organization, or determined by the portfolio manager to be of comparable quality) as well as those that are below investment grade, which are commonly referred to as “high yield” or “junk” bonds” without limitation. When market conditions or other considerations justify, the Opportunity Fund may also devote a substantial amount of its capital to cash, cash equivalents or short-term obligations of the U.S. government, its agencies and instrumentalities.

General Investment Policies of the Opportunity Fund

Temporary or Cash Investments.   Under normal market conditions, the Opportunity Fund will stay fully invested according to its principal investment strategies as noted above.  The Opportunity Fund, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions.  This may result in the Opportunity Fund not achieving its investment objectives during that period.

For longer periods of time, the Opportunity Fund may hold a substantial cash position.  If the market advances during periods when the Opportunity Fund is holding a large cash position, the Opportunity Fund may not participate to the extent it would have if the Opportunity Fund had been more fully invested.  To the extent that the Opportunity Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Opportunity Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Change in Investment Objective and Strategies.  The Opportunity Fund’s investment objective may be changed without the approval of the Opportunity Fund’s shareholders upon 60 days’ written notice to shareholders.

Principal Risks of Investing in the Opportunity Fund

Before investing in the Opportunity Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take.  Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Opportunity Fund.  The value of your investment in the Opportunity Fund will go up and down with the prices of the securities in which the Opportunity Fund invests.  The principal risks of investing in the Opportunity Fund are:

Credit Risk. An issue or guarantor of a debt security, or the counterparty to a derivatives contract or a loan may fail to make timely payment of interest or principal or otherwise honor its obligations. A decline in an issuer’s credit rating for any reason can cause the price of its bonds to go down. Since the Fund can invest in lower-quality debt securities considered speculative in nature, this risk may be substantial.

Equity Market Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  These investor perceptions are based on various and unpredictable factors including expectations regarding: government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.  If you held common stock of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors of such issuers.

Fixed Income Securities Risks.  Fixed income securities are subject to the risk that securities could lose value because of interest rate changes.  Fixed income securities with longer maturities are subject to greater price shifts as a result of interest rate changes than fixed income securities with shorter maturities.  There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates.  Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates.  Fixed income securities are generally subject to credit risk, which is the risk that an issuer will not make timely payments of principal and interest.  Limited trading opportunities for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time.

Flexible Strategy Risk. The Opportunity Fund uses a variety of investment strategies to provide a positive total return regardless of market conditions. The Adviser does not attempt to keep the portfolio structure or the Opportunity Fund’s performance consistent with any designated stock, bond or market index, and during times of market rallies, the Opportunity Fund may not perform as well as other funds that seek to outperform an index. Over time, the investment performance of flexible strategies is typically substantially independent of longer term movements in the stock and bond market. Interest rate levels and currency valuations will not always respond as the Adviser expects, and portfolio securities may remain over- or under-valued.

Foreign Securities and Currency Risk.  To the extent that the Opportunity Fund invests in securities of foreign companies, including ADRs, your investment is subject to foreign securities risk.  These include risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.  Securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks.  In addition to developed markets, the Opportunity Fund’s investments in foreign securities may include investments in securities of companies in emerging markets, which are markets of countries in the initial stages of industrialization and that generally have low per capita income.  In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues.

General Market Risk.  The market value of a security may move up or down, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.  Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.  U.S. and international markets have experienced significant volatility since 2008.  The fixed income markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties.  Concerns have spread to domestic and international equity markets.  In some cases, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company.  As a result of this significant volatility, many of the following risks associated with an investment in the Opportunity Fund may be increased.  The U.S. government has taken numerous steps to alleviate these market concerns.  However, there is no assurance that such actions will be successful.  Continuing market problems may have adverse effects on the Opportunity Fund.

High-Yield Debt Securities Risk.  High-yield debt securities or “junk bonds” are debt securities rated below investment grade by a Nationally Recognized Statistical Rating Organization.  Although junk bonds generally pay higher rates of interest than higher-rated securities, they are subject to a greater risk of loss of income and principal and are speculative in nature.  Junk bonds are subject to greater credit risk than higher-grade securities and have a higher risk of default.  Companies issuing high-yield junk bonds are more likely to experience financial difficulties that may lead to a weakened capacity to make principal and interest payments than issuers of higher grade securities.  Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy, such as a recession or rising interest rates, which may affect their ability to meet their interest or principal payment obligations.

High Portfolio Turnover Rate Risk. The Opportunity Fund’s investment strategies may result in a turnover rate as high as or greater than 150%.  This could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 39.6%) and could increase brokerage commission costs.  To the extent that the Opportunity Fund experiences an increase in brokerage commissions due to a higher turnover rate, the performance of the Opportunity Fund could be negatively impacted by the increased expenses incurred by the Opportunity Fund.  Rapid portfolio turnover also exposes shareholders to a higher current realization of capital gains and this could cause you to pay higher taxes.

Large-Cap Company Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Municipal Securities Risk. Municipal securities are subject to credit risk where a municipal issuer of a security might not make interest and principal payments on a security when they come due. A downgrade in the issuer’s or security’s capital rating can reduce the market value of the security. Municipal securities are also subject to interest rate risk.

Small- and Micro-Cap Company Risk.  Generally, small- and micro-cap, and less seasoned companies, have more potential for rapid growth.  They also often involve greater risk than large- or mid-cap companies, and these risks are passed on to the Opportunity Fund.  These smaller-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large- or mid-cap companies, and, therefore, their securities tend to be more volatile than the securities of larger, more established companies, making them less liquid than other securities.  Small- and micro-cap company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks.  Because of this, if the Opportunity Fund wants to sell a large quantity of a smaller-cap company’s stock, it may have to sell at a lower price than the Adviser might prefer, or it may have to sell in smaller than desired quantities over a period of time.  An investment in the Opportunity Fund that is subject to these risks may be more suitable for long-term investors who are willing to bear the risk of these fluctuations.

American Depositary Receipt (ADR) Risk. ADRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.  In addition, investments in ADRs may be less liquid than the underlying securities in their primary trading market.

Portfolio Holdings Information

A description of the  policies and procedures with respect to the disclosure of a Fund’s portfolio holdings for the Micro Cap Fund, Dividend Fund and Opportunity Fund (each a “Fund” and collectively the “Funds”) is available in the Funds’ SAI.  Currently, disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in the quarterly holdings report on Form N-Q.  The annual and semi-annual reports for the Predecessor Micro Cap Fund, the Predecessor Dividend Fund and Predecessor Opportunity Fund are available by contacting the Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, NE 68130 or calling 1-855-580-0900.

Management of the Funds

The Adviser

The Trust, on behalf of the Funds has entered into an Investment Advisory Agreement (“Advisory Agreement”) with North Star Investment Management Corp., located at 20 N. Wacker Drive, Suite 1416, Chicago, IL 60606, under which the Adviser manages each Fund’s investments subject to the supervision of the Board of Trustees.  The Adviser offers both high net worth individual and institutional clients portfolio management services in a variety of alternative investment offerings, and is a registered investment adviser.  As of December 31, 2012, the Adviser managed approximately $550 million in assets.  Under the Advisory Agreement, each Fund compensates the Adviser for its investment advisory services at the annual rate of 1.00% of the Fund’s average daily net assets, payable on a monthly basis.

Subject to the general supervision of the Board of Trustees, the Adviser is responsible for managing the Funds in accordance with its investment objective and policies using the approach discussed in the “Overview” section of this Prospectus.  The Adviser also maintains related records for the Funds.

Fund Expenses. Each Fund is responsible for its own operating expenses.  Pursuant to an operating expense limitation agreement between the Adviser and each Fund, the Adviser has agreed to reduce its management fees and/or pay expenses of the Funds to ensure that the total amount of Fund operating expenses (excluding interest and tax expenses, leverage interest, acquired fund fees and expenses and extraordinary expenses) do not exceed  1.74% of the Micro Cap Fund’s average net assets for Class I shares, and 1.74% of the Dividend Fund’s average net assets for Class I shares and 1.99% and 1.74% of the Opportunity Fund’s average net assets, for Class A and Class I shares respectively,  through April 30, 2014 subject thereafter to annual re-approval of the agreement by the Board of Trustees.  Any reduction in advisory fees or payment of expenses made by the Adviser may be reimbursed by a Fund in subsequent fiscal years if the Adviser so requests.  This reimbursement may be requested if the aggregate amount actually paid by a Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Adviser is permitted to be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years.  Any such reimbursement will be reviewed and approved by the Board of Trustees.  Each Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses.  This Operating Expense Limitation Agreement can be terminated only by, or with the consent, of the Board of Trustees.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement will be available in each Fund’s first annual report to shareholders.

Portfolio Managers

Eric Kuby. Mr. Kuby has served as a portfolio manager of the North Star Micro Cap and North Star Dividend Fund since April 2013, and has managed the Predecessor Micro Cap Fund since 1998 and the Predecessor Dividend Fund since 2010.  Mr. Kuby has served as a portfolio manager of the North Star Opportunity Fund since December, 2011, and has managed the Predecessor Opportunity Fund since 2007. Mr. Kuby has over 25 years of experience serving both individual and institutional clients.  As Chairman of the Investment Committee, Mr. Kuby is responsible for overseeing the firm’s various investment strategies.   He acts as portfolio manager of the North Star 10 10 Fund and serves on the Investment Committee of the Copley Fund, a no load mutual fund.  Mr. Kuby holds an MBA in Finance as well as a BA in Economics from The University of Chicago.

Peter Gottlieb.   Mr. Gottlieb has served as a portfolio manager of the North Star Micro Cap and North Star Dividend Fund since April 2013, and has managed the Predecessor Micro Cap Fund since 1998 and the Predecessor Dividend Fund since 2010.  Mr. Gottlieb has served as a portfolio manager of the North Star Opportunity Fund since December, 2011. He has over 20 years’ experience in the financial industry as a financial advisor as well as serving on the Board of Directors of a community bank, a publicly traded business development company and a community hospital.  He is also a portfolio manager for the North Star 10 10 Fund and is a member of the Investment Committee of the Copley Fund, a no load mutual fund.  Mr. Gottlieb earned his BA degree from the University of Michigan, School of Business.

Bradley Cohen.   Mr. Cohen has served as a portfolio manager of the North Star Opportunity Fund since December, 2011, and has managed the Predecessor Opportunity Fund since 2007. He has over 15 years of financial industry experience.  In addition to working with individual clients, he is a portfolio manager for the North Star 10 10 Fund.   Mr. Cohen graduated from the University of Maryland and received his J.D. from Marquette Law School.  Previously he had thirteen years of security experience as a member, specialist and trader on the Chicago Stock Exchange; most recently as co-owner of LaSalle Capital Partners, an OTC specialist Firm.

Sheldon Goodman. Mr. Goodman has served as a portfolio manager of the North Star Opportunity Fund since December, 2011. He began his career at the Federal Reserve Bank of New York on the Open Market Trading desk over 40 years ago and later founded the high yield trading division at Goldman Sachs.  In addition, he was a Partner, Compliance Officer and Sales Manager at Bear, Stearns and was Director of Commodities and Futures at Gruntal & Co. Mr. Goodman oversees the firm’s fixed income operations, including Municipals, Treasuries, Corporate, Agencies and CDs and also serves on the Investment Committee of the Copley Fund, a no load mutual fund. He has a Bachelor’s and Master’s degree in Economics from the City University of New York.  Currently, he serves as a Trustee for the Interlochen Center for the Arts in Interlochen, Michigan and was a former Director of the Chicago Board Options Exchange.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Fund.

Related Performance Information of the Adviser

The Opportunity Fund is modeled after the Predecessor Opportunity Fund and the private accounts similarly managed by the Adviser (together, the “North Star Opportunity Managed Accounts”), which were also managed by the Opportunity Fund’s portfolio managers.  The Opportunity Fund has substantially the same investment objective, policies and restrictions as the Predecessor Opportunity Fund and the North Star Opportunity Managed Accounts.  The Predecessor Opportunity Fund and the North Star Opportunity Managed Accounts were the only accounts that were managed with substantially the same investment objective, policies and strategies as the Opportunity Fund.  This section presents past performance information for the North Star Opportunity Composite, which contains the Predecessor Opportunity Fund and the North Star Opportunity Managed Accounts. The North Star Opportunity Composite is not a mutual fund, but rather a collection of all of the portfolios managed by the Adviser that have investment objectives, policies and strategies that are substantially similar to those of the Opportunity Fund.

The performance of the North Star Opportunity Composite does not represent, and is not a substitute for, the performance of the Opportunity Fund, and you should not assume that the Opportunity Fund will have the same future performance as the North Star Opportunity Composite.  It is inappropriate and would be inaccurate for an investor to consider the North Star Opportunity Composite’s performance below, either separately or together, as being indicative of the future performance of the Opportunity Fund.  The Adviser has included this section because it believes that the performance information presented is sufficiently relevant, as related or supplemental information only, to merit consideration by prospective Opportunity Fund investors.

The table shows performance of the North Star Opportunity Composite over time (as compared with a broad based market index for reference).  All figures assume dividend reinvestment.  The U.S. Dollar is the currency used to express performance. The North Star Opportunity Composite performance is shown net of the actual fees charged to the accounts comprising the North Star Opportunity Composite, including management, custodial, and other fees and expenses.  The Adviser claims compliance with the Global Investment Performance Standards (“GIPS”). For GIPS purposes, the Firm is defined as North Star Investment Management Corporation, a registered investment adviser. A copy of the compliant presentation for the North Star Opportunity Composite and/or a list of composite descriptions is available upon request by contacting the Adviser directly by e-mailing info@nsinvest.com or calling 312-580-0900. The expenses of the Opportunity Fund, including the Rule 12b-1 fees imposed on the Opportunity Fund’s Class A shares, are higher than the expenses of the North Star Opportunity Composite.  The performance shown in the table for the North Star Opportunity Composite would be lower if adjusted to reflect the higher expenses of the Opportunity Fund’s shares.  The fee schedule for the Fund is included in its prospectus.  Indices are unmanaged and it is not possible to invest directly in indices.  As such, year-by-year index figures do not account for any fees or fund expenses.

The past performance in managing other portfolios is no guarantee of future results in managing the Opportunity Fund.  Please note the following cautionary guidelines in reviewing this disclosure:

•

Performance figures are not the performance of the Opportunity Fund.  The North Star Opportunity Composite’s performance shown is not the performance of the Opportunity Fund and is not an indication of how the Opportunity Fund would have performed in the past or will perform in the future.  The Opportunity Fund’s performance in the future will be different from the North Star Opportunity Composite’s performance presented, due to factors such as differences in the cash flows, different fees, expenses, portfolio size and composition, and possibly asset allocation methodology.  In particular, North Star Opportunity Composite’s performance is not necessarily an indication of how the Opportunity Fund will perform, as the portfolio is not subject to investment limitations, leverage restrictions, diversification requirements and other restrictions imposed on investment companies by the 1940 Act and the Internal Revenue Code, which, if applicable, can have a negative impact on the Opportunity Fund’s performance.

•

There have been significant fluctuations in the market in the past few years. The performance for the period is shown through December 31, 2012.  The markets have been quite volatile in the last few years, and this trend may continue.  As a result, the performance included herein will not reflect the latest volatility in the markets, if any occurs.

•

The performance shown are averages.  The information below shows annual rates of return for the years indicated, but does not reflect any volatility that may have occurred within a given period.  The following table provides for the North Star Opportunity Composite’s annual rates of return for the years indicated, without deduction of fees and expenses, as discussed above.

North Star Opportunity Composite

Year-By-Year Returns

2005(1)	2006	2007(2)	2008	2009	2010	2011	2012
7.63%	21.02%	7.25%	(45.02)%	61.90%	11.99%	0.29%	11.06%

(1)

Returns are shown from the North Star Opportunity Composite’s inception on April 1, 2005.

(2)

During 2006, the performance results disclosed reflect the performance results of the four North Star Opportunity Managed Accounts. The North Star Opportunity Managed Accounts were closed on December 31, 2006. From January 1, 2007 through December 31, 2012, the performance results disclosed reflect the performance results of the Predecessor Opportunity Fund, an unregistered pooled investment vehicle. Both the North Star Opportunity Managed Accounts and the Predecessor Opportunity Fund were managed with substantially the same investment objective, policies and strategies as the Opportunity Fund.

Average Annual Total Returns For Periods Ended December 31, 2012

	One Year	Three Year	Five Year	Since Commencement (1)
North Star Opportunity Composite [2]	11.06%	7.45%	1.71%	2.49%
S&P 500 Index (reflects no deduction for fees, expenses or taxes) [3]	16.00%	10.87%	1.66%	2.29%

(1)

From the inception of the North Star Opportunity Composite on April 1, 2005.

(2)

During 2006, the performance results disclosed reflect the performance results of the four North Star Opportunity Managed Accounts. The North Star Opportunity Managed Accounts were closed on December 31, 2006. From January 1, 2007 through December 31, 2012, the performance results disclosed reflect the performance results of the Predecessor Opportunity Fund, an unregistered pooled investment vehicle. Both the North Star Opportunity Managed Accounts and the Predecessor Opportunity Fund were managed with substantially the same investment objective, policies and strategies as the Opportunity Fund.  The Predecessor Opportunity Fund was reorganized into the Fund on December 16, 2011.

(3)

The S&P 500 Index is an independently maintained and widely published index comprised of U.S. large capitalization stocks. S&P 500 is a trademark of Standard & Poor’s.

The Administrator

Pursuant to a Fund Services Agreement, Gemini Fund Services, LLC (“GFS”), 80 Arkay Drive, Hauppauge, New York 11788 (the “Administrator”), acts as administrator for the Funds, subject to the supervision of the Board.  GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor. GFS may provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of GFS or its affiliates.

Shareholder Information

Share Price

The net asset value (“NAV”) and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business.  NAV is computed by determining, on a per class basis, the aggregate market value of all assets of a Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV).  The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of a Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by a Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Funds’ securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used.  In these cases, the Funds’ NAV will reflect certain portfolio securities’ fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Funds may use independent pricing services to assist in calculating the value of the Funds’ securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Funds. In computing the NAV, the Funds value foreign securities held by the Funds at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in a Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

Choosing a Share Class

Description of Classes.  The Trust has adopted a multiple class plan that allows a Fund to offer one or more classes of shares.  The Micro Cap Fund and the Dividend Fund have registered three classes of shares—Class I shares, Class A shares and Class R shares.  Currently, only Class I shares of the Micro Cap Fund and the Dividend Fund are being offered.  The Opportunity Fund has registered two classes of shares – Class I shares and Class A shares – both of which are currently being offered.  The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below: Not all share classes may be available for purchase in all states.

•

Class I shares are sold at NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund.

•

Class A shares are charged a front-end sales load.  The Class A shares are also charged a 0.25% Rule 12b-1 distribution and servicing fee.  Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a charge of 1.00% applies to certain redemptions made within twelve months, following purchases of $1 million or more without an initial sales charge.

If you exceed $1,000,000 in Class A shares, subsequent investments in Class A shares will not incur a sales charge, provided that your aggregate investment in Class A shares exceeds $1,000,000.  Class I shares may be purchased without the imposition of any sales charges.  Each Fund offers Class I shares primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals.  Class I shares may also be offered through certain financial intermediaries (including broker-dealers) and their agents in fee based and other programs.  In these programs financial intermediaries have made arrangements with a Fund and are authorized to buy and sell shares of the Funds that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Fund.

More About Class I Shares

Class I shares may be purchased without the imposition of any sales charges.  Each Fund offers Class I shares primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals.  Class I shares may also be offered through certain financial intermediaries (including broker-dealers) and their agents in fee based and other programs.  In these programs financial intermediaries have made arrangements with the Funds and are authorized to buy and sell shares of the Funds that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Funds.  Class I shares are sold at NAV without an initial sales charge, and are not subject to 12b-1 distribution fees.  The minimum initial investment in Class I shares of a Fund is $5,000.

More About Class A Shares

Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge and is subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class A shares.  The minimum initial investment in Class A shares of the Opportunity Fund is $500 for retirement plan accounts and $2,500 for all other accounts.  The minimum subsequent investment in Class A shares of the Opportunity Fund is $100 for retirement plan accounts and $500 for all other accounts. The sales charge varies, depending on how much you invest.  There are no sales charges on reinvested distributions.  The Opportunity Fund reserves the right to waive sales charges at its discretion.  The following sales charges apply to your purchases of Class A shares of the Opportunity Fund:

Amount of Transaction	Sales Charge as % of Public Offering Price(1)	Sales Charge as % of Net Amount Invested	Dealer Reallowance as a Percentage of Public Offering Price
Less than $100,000	5.75%	6.10%	5.25%
$100,000 but less than $250,000	4.50%	4.71%	4.00%
$250,000 but less than $500,000	3.50%	3.63%	3.00%
$500,000 but less than $1,000,000	2.50%	2.56%	2.00%
$1,000,000 or more	0.00%	0.00%	**(2)

(1)

Offering price includes the front-end sales load.  The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

(2)

The Adviser shall reimburse the Opportunity Fund in connection with commissions retained by authorized broker-dealers on purchases of Class A shares over $1 million calculated as follows: for sales of $1 million or more, payments may be made to those broker-dealers having at least $1 million of assets invested in the Opportunity Fund, a fee of up to 1% of the offering price of such shares up to $2.5 million, 0.5% of the offering price from $2.5 million to $5 million, and 0.25% of the offering price over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares. As shown, investors that purchase $1,000,000 or more of the Opportunity Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a 1% CDSC on shares redeemed during the first 12 months after their purchase in the amount of the commissions paid on those shares redeemed.

Reducing Your Sales Charge

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Opportunity Fund’s distributor, Northern Lights Distributors, LLC (the “distributor”), in writing and supply your account number at the time of purchase.  You may combine your purchase with those of your “immediate family” (your spouse and your children under the age of 21) for purposes of determining eligibility.  If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Letter of Intent. Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of the Opportunity Fund, with a minimum of $50,000, during a 13-month period. At your written request, Class A shares purchases made during the previous 90 days may be included.  The amount you agree to purchase determines the initial sales charge you pay.  If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.  You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI.  The LOI does, however, authorize the Opportunity Fund to hold in escrow 5% of the total amount you intend to purchase.  If you do not complete the total intended purchase at the end of the 13 month period, the Opportunity Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Rights of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of the Opportunity Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of the Opportunity Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

•

Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment adviser);

•

Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs;

•

Shares held directly in the Opportunity Fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Waiving Your Class A Sales Charge

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

•

Current and retired directors and officers of the Opportunity Fund sponsored by the Adviser or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the Adviser.

•

Employees of the Adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

•

Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Opportunity Fund’s shares and their immediate families.

•

Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.

•

Clients of financial intermediaries that have entered into arrangements with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisers may charge a separate fee.

•

Institutional investors (which may include bank trust departments and registered investment advisers).

•

Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.

•

Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

•

Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan’s investments in the Opportunity Fund are part of an omnibus account. A minimum initial investment of $1 million in the Opportunity Fund is required. The distributor in its sole discretion may waive these minimum dollar requirements.

The Opportunity Fund does not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called an “NAV transfer”).

The Opportunity Fund also reserves the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Opportunity Fund shares included in other investment plans such as “wrap accounts.”  If you own Opportunity Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account.  Those terms and conditions may supersede the terms and conditions discussed here.  Contact your selling agent for further information.

Further information regarding the Opportunity Fund’s sales charges, breakpoints and waivers is available free of charge on the Opportunity Fund’s website:  www.nsinvestfunds.com.  Click on “Breakpoints and Sales Loads.”

How to Purchase Shares

Purchase by Mail.  To purchase a Fund’s shares by mail, simply complete and sign the Account Application and mail it, along with a check made payable to “North Star Micro Cap Fund” or the “North Star Dividend Fund,” or the “North Star Opportunity Fund” as applicable to:

via regular  mail:

via overnight mail:

North Star Micro Cap Fund

North Star Micro Cap Fund

c/o Gemini Fund Services, LLC

c/o Gemini Fund Services, LLC

P.O. Box 541150

17605 Wright Street, Suite 2

Omaha, NE 68154-1150

Omaha, NE 68130

or

via regular  mail:

via overnight mail:

North Star Dividend Fund

North Star Dividend Fund

c/o Gemini Fund Services, LLC

c/o Gemini Fund Services, LLC

P.O. Box 541150

17605 Wright Street, Suite 2

Omaha, NE 68154-1150

Omaha, NE 68130

or

via regular  mail:

via overnight mail:

North Star Opportunity Fund

North Star Opportunity Fund

c/o Gemini Fund Services, LLC

c/o Gemini Fund Services, LLC

P.O. Box 541150

17605 Wright Street, Suite 2

Omaha, NE 68154-1150

Omaha, NE 68130

Purchase through Brokers. You may invest in the Funds through brokers or agents who have entered into selling agreements with the Funds’ distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Funds. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of a Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from a Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire.  If you wish to wire money to make an investment in a Fund, please call the Fund at 1-855-580-0900 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Funds will normally accept wired funds for investment on the day received if they are received by the Funds’ designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan.   You may participate in the Funds’ Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in a Fund through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account.  Please contact the Funds at 1-855-580-0900 for more information about the Funds’ Automatic Investment Plan.  Minimum initial investment requirements may be waived for Automatic Investment Plan investors, at a Fund’s discretion.

The Funds, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to “North Star Micro Cap Fund” or “North Star Dividend Fund” or “North Star Opportunity Fund”. The Funds will not accept payment in cashier’s checks or money orders.  To prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC, the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any check returned to the transfer agent for insufficient funds.

Anti-Money Laundering Program.  The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist a Fund in verifying your identity.  Until such verification is made, a Fund may temporarily limit additional share purchases.  In addition, a Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity.  As required by law, a Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

In order to ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•

full name;

•

date of birth (individuals only);

•

Social Security or taxpayer identification number; and

•

permanent street address (P.O. Box only is not acceptable).

Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation.

Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened.  In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application as part of the Program.  The Funds reserve the right to request additional clarifying information and may close your account if such clarifying information is not received by a Fund within a reasonable time of the request or if a Fund cannot form a reasonable belief as to the true identity of a customer.  If you require additional assistance when completing your Account Application, please contact the Transfer Agent at 1-855-580-0900.

How to Redeem Shares

You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via regular  mail:

via overnight mail:

North Star Micro Cap Fund

North Star Micro Cap Fund

c/o Gemini Fund Services, LLC

c/o Gemini Fund Services, LLC

P.O. Box 541150

17605 Wright Street, Suite 2

Omaha, NE 68154-1150

Omaha, NE 68130

or

via regular  mail:

via overnight mail:

North Star Dividend Fund

North Star Dividend Fund

c/o Gemini Fund Services, LLC

c/o Gemini Fund Services, LLC

P.O. Box 541150

17605 Wright Street, Suite 2

Omaha, NE 68154-1150

Omaha, NE 68130

or

via regular  mail:

via overnight mail:

North Star Opportunity Fund

North Star Opportunity Fund

c/o Gemini Fund Services, LLC

c/o Gemini Fund Services, LLC

P.O. Box 541150

17605 Wright Street, Suite 2

Omaha, NE 68154-1150

Omaha, NE 68130

Redemptions by Telephone:  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to a Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-855-580-0900. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Funds reserve the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Funds, the transfer agent nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Funds or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Funds and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker:  If shares of a Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of a Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire:  You may request that your redemption proceeds be wired directly to your bank account. The Funds’ transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan:  If your individual accounts, IRA or other qualified plan account have a current account value of at least $10,000, you may participate in the Funds’ Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from a Fund through the use of electronic funds transfers.  You may elect to make subsequent withdrawals by transfers of a minimum of $100 on specified days of each month into your established bank account.  Please contact the Funds at 1-855-580-0900 for more information about the Funds’ Automatic Withdrawal Plan.

Redemptions in Kind:  The Funds reserve the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of a Fund’s net assets at the beginning of the 90-day period).  The securities will be chosen by a Fund and valued using the same procedures as used in calculating the Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent:  Once a Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.”  If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order:  Your redemption request will be processed if it is in “good order.”  To be in good order, the following conditions must be satisfied:

•

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•

The request must identify your account number;

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees:  If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to a Fund with your signature guaranteed.  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•

you request a redemption to be made payable to a person not on record with a Fund;

•

you request that a redemption be mailed to an address other than that on record with a Fund;

•

the proceeds of a requested redemption exceed $50,000;

•

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations).  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans:  If you own an IRA or other retirement plan, you must indicate on your redemption request whether a Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances:  If at any time your account balance falls below $5000 for Class I shares, a Fund may notify you that, unless the account is brought up to at least $5000 for Class I shares within 60 days of the notice; your account could be closed.  If at any time your account balance falls below $2,500 for Class A shares of the Opportunity Fund, the Fund may notify you that, unless the account is brought up to at least $2,500 for Class A shares within 60 days of the notice; your account could be closed. After the notice period, a Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below required minimum due to a decline in NAV.

Redemption Fee

Each Fund will deduct a 2% redemption fee on the redemption amount if you sell your shares less than 30 days after purchase or shares held less than 30 days are redeemed for failure to maintain a Fund’s balance minimum. See Low Balances for further information on account closure policy. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 30 days or more are not subject to the 2% fee.

Redemption fees are paid to a Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Waivers of Redemption Fees: The Funds have elected not to impose the redemption fee for:

•

Redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;

•

Certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;

•

Redemptions or exchanges in discretionary asset allocation, fee based or wrap programs (“wrap programs”) that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;

•

Redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan; and

•

Redemptions or exchanges due to the death or disability of a shareholder, pursuant to a qualified domestic relations order or divorce decree, or similar situations where the Fund, in its discretion, believes it is appropriate in the circumstances.

Each Fund reserves the right to modify or eliminate the redemption fees or waivers at any time and will give shareholders 30 days’ prior written notice of any material changes, unless otherwise provided by law.  The redemption fee policy may be modified or amended in the future to reflect, among other factors, regulatory requirements mandated by the SEC.

Tools to Combat Frequent Transactions

The Funds discourage and do not accommodate market timing. Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Funds’ Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds currently use several methods to reduce the risk of market timing. These methods include:

•

Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds’ “Market Timing Trading Policy;”

•

Rejecting or limiting specific purchase requests; and

•

Charging a 2% redemption charge if shares are held less than 30 days.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, a Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

The redemption fee, which is uniformly imposed, is intended to discourage short-term trading and is paid to a Fund to help offset any cost associated with such short-term trading. Each Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account, the Adviser or Transfer Agent may in its sole discretion determine that your trading activity is detrimental to a Fund as described in the Funds’ Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into a Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of a Fund.

The Funds reserve the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Funds nor the Adviser will be liable for any losses resulting from rejected purchase or exchange orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial adviser) from opening new accounts with the Funds.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund.  While the Funds will encourage financial intermediaries to apply the Funds’ Market Timing Trading Policy to their customers who invest indirectly in a Fund, the Funds are limited in its ability to monitor the trading activity or enforce the Funds’ Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Funds’ redemption fee and monitoring trading activity for what might be market timing, a Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker to the Funds upon request. If the Funds or their transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Funds will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

Householding.  To reduce expenses, the Funds mail only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call the Funds at 1-855-580-0900 on days the Funds are open for business or contact your financial institution.  The Funds will begin sending you individual copies thirty days after receiving your request.

Class A shares of the Opportunity Fund may not be exchanged for Class I shares of the Fund.

Distribution of Fund Shares

The Distributor

Northern Lights Distributors, LLC (the “Distributor”) is located at 17605 Wright Street, Omaha, NE 68130, and serves as distributor and principal underwriter to the Funds.  The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  Shares of the Funds are offered on a continuous basis.

Distribution (12b-1) Plan – North Star Opportunity Fund

The Opportunity Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “12b-1 Plan”) under the 1940 Act.  Under the 12b-1 Plan, the Opportunity Fund is authorized to pay the Opportunity Fund’s distributor, or such other entities as approved by the Board of Trustees, a fee for the promotion and distribution of the Opportunity Fund and the provision of personal services to shareholders.  The maximum amount of the fee authorized is 0.25% of the Opportunity Fund’s average daily net assets annually for the Class A shares.  The distributor may pay any or all amounts received under the 12b-1 Plan to other persons, including the Adviser, for any distribution or service activity.  Because these fees are paid out of the Opportunity Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in the Opportunity Fund and may cost you more than paying other types of sales charges.

In addition to the fees paid under the 12b-1 Plan, the Opportunity Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including the Adviser and affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

Additional Compensation to Financial Intermediaries

The distributor, its affiliates and the Adviser, out of its own resources, and without additional cost to the Funds or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds.  Such payments and compensation are in addition to service fees paid by the Funds, if any.  These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary.  Cash compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders.  The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Distributions and Taxes

Tax Status, Dividends and Distributions

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in a Fund.)

The Micro Cap Fund intends to distribute substantially all of its net investment income and net capital gains annually in December.  The Dividend Fund intends to distribute substantially all of its net investment income monthly and net capital gains annually in December.  The Opportunity Fund intends to distribute substantially all of its net investment income quarterly and net capital gains annually. Both distributions will be reinvested in shares of the respective Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal income tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice.  This summary is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. The tax considerations relevant to a specific shareholder depend upon its specific circumstances, and this summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Fund or its investments. This general summary is based on the Code, the Federal Income Tax Regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis). You should consult your own independent tax advisors to determine the tax consequences of owning the Fund’s shares.

Financial Highlights

The financial highlights table is intended to help you understand the Opportunity Fund’s financial performance for the period shown. Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Opportunity Fund (assuming reinvestment of all dividends and distributions).  This information has been derived from the financial statements audited by Tait, Weller & Baker LLP whose report, along with the  financial statements, are included in the Opportunity Fund’s November 30, 2012 annual report, which is available at no charge upon request.

Because the Micro Cap Fund and Dividend Fund have not yet commenced investment operations, no financial highlights are available for the Funds at this time. In the future, financial highlights will be presented in this section of the Prospectus.

North Star Opportunity Fund
The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

		For the Period Ended November 30, 2012 (a)
		Class I		Class A

Net Asset Value, Beginning of Period		$ 10.00		$ 10.00
	Increase From Operations:
	Net investment income (b)	0.26		0.26
	Net gain from securities
	(both realized and unrealized) (c)	1.10		1.10
	Total from operations	1.36		1.36

	Less Distributions From:
	Net investment income	(0.25)		(0.25)

	Redemption Fees	0.00	(d)	-
Net Asset Value, End of Period		$ 11.11		$ 11.11

Total Return (e, f)		13.69%		13.69%

Ratios/Supplemental Data
	Net assets, end of period (in 000's)	$ 43,572		$ 11	(j)
	Ratio to average net assets:
	Expenses, Gross (g, h, i)	1.79%		2.04%
	Expenses, Net of Reimbursement (g, h)	1.74%		1.99%
	Net investment income (g, h)	2.56%		2.29%
	Portfolio turnover rate (f)	59%		59%
__________
(a)	The North Star Opportunity Fund commenced operations on December 15, 2011.
(b)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)

The amount of net gains from securities (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Operations due to the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

(d)	Less than $0.01 per share.
(e)

Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.  Had the Adviser not absorbed a portion of the expenses, total returns would have been lower for the period ended November 30, 2012.

(f)	Not annualized.
(g)	Does not reflect the expenses of the underlying funds in which the Fund invests.
(h)	Annualized.
(i)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(j)	Actual net assets not truncated.

Privacy Policy

                          Revised October 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number • Employment information • Account balances	• Account transactions • Income • Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes -- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes -- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes -- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes -- information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-402-493-4603

Page 2

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	• open an account • give us your income information • provide employment information	• provide account information • give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes—information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

•

CLS Investments, LLC

•

NorthStar Financial Services Group, LLC

•

Gemcom, LLC

•

Gemini Fund Services, LLC

•

Northern Lights Compliance Services, LLC

•

Northern Lights Distributors, LLC

•

Orion Advisor Services, LLC

•

Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. • Our joint marketing partners include other financial service companies.

Investment Adviser

North Star Investment Management Corp.

20 N. Wacker Drive, Suite 1416

Chicago, IL 60606

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

Legal Counsel

Alston & Bird, LLP

950 F Street NW

Washington, D.C. 20004

Custodian

Union Bank, National Association

350 California Street 6th Floor

San Francisco, CA  94104

Transfer Agent, Fund Accountant and Fund Administrator

Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

Distributor

Northern Lights Distributors, LLC

17605 Wright Street

Omaha, NE 68130

 North Star Micro Cap Fund

North Star Dividend Fund

North Star Opportunity Fund

a series of the Northern Lights Fund Trust II

FOR MORE INFORMATION

You can find more information about the Funds in the following documents:

Statement of Additional Information

The SAI provides additional details about the investments and techniques of the Funds and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports

The Funds’ annual and semi-annual reports provide the most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that affected the Funds’ performance during the Funds’ last fiscal year.

You can obtain a free copy of these documents, request other information, or make general inquiries about the Funds by calling the Funds (toll-free) at 1-855-580-0900, on the Funds’ website www.nsinvestfunds.com or by writing to:

North Star Micro Cap Fund or

North Star Dividend Fund or

North Star Opportunity Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

You can review and copy information, including the Funds’ reports and SAI, at the SEC’s Public Reference Room in Washington, D.C.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Reports and other information about the Fund are also available:

•

free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov;

•

for a fee, by writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-1520; or

•

for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

_________________________________________________________

(The Trust’s SEC Investment Company Act file number is 811-22549)